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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 30, 2014

SENIOR HOUSING PROPERTIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)
001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)
Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         In this Current Report on Form 8-K, the terms "the Company," "we," "us" and "our" refer to Senior Housing Properties Trust.

Item 1.01.   Entry into a Material Definitive Agreement.

         On August 30, 2014, we entered into a Purchase and Sale Agreement and Joint Escrow Instructions, or the Purchase Agreement, with SC Merger Sub LLC, or Merger Sub, a Maryland limited liability company and wholly owned subsidiary of Select Income REIT, a Maryland real estate investment trust, or SIR, pursuant to which we have agreed to acquire the entities owning 23 healthcare properties, or the healthcare properties, which we classify as properties leased to medical providers, medical related businesses, clinics and biotech laboratory tenants, or MOBs, for approximately $539 million, including the assumption of approximately $30 million of mortgage debt. The healthcare properties contain approximately 2.2 million square feet and are located in 12 states.

         We currently expect to assume approximately $30 million of mortgage debt on two of the healthcare properties and to fund the balance of the purchase price using cash on hand and drawings under our unsecured credit facility. On a longer term basis, we expect to finance this acquisition with an appropriate mix of debt and equity capital, depending on the cost of such financings and future market conditions.

         Because of the relationships between us and SIR, the Board engaged an unaffiliated third-party to provide ranges of capitalization rates for similar real estate portfolios which were considered by the Board, among other things, in determining the price to be paid for the healthcare properties, the terms of our purchase were approved by trustees of each of us and SIR who are not also trustees of the other party, and each of us and SIR were represented by separate counsel.

         SIR has announced that it has agreed to acquire Cole Corporate Income Trust, Inc., a Maryland corporation that has elected to be treated as a real estate investment trust for U.S. federal income tax purposes, or CCIT, through its subsidiaries, owns the healthcare properties we have agreed to acquire from SIR. SIR's acquisition of CCIT would be pursuant to an Agreement and Plan of Merger among SIR, Merger Sub and CCIT, which provides for the merger of CCIT with and into Merger Sub, with Merger Sub surviving as SIR's wholly owned subsidiary. Such merger of CCIT with and into Merger Sub is referred to herein as the Merger.

         Our acquisition of the properties is expected to close substantially concurrently with the closing of the Merger such that immediately upon completion of the Merger, SIR will cause the entities owning the 23 properties to be transferred to us.

         The completion of our acquisition of the properties from Merger Sub is subject to various conditions, including the completion of the Merger and the repayment of CCIT's existing credit facility and the absence of any law, order or injunction prohibiting the consummation of the transactions contemplated by the Purchase Agreement. The completion of the Merger is subject to various conditions, including, among other things, the approval by SIR's shareholders of the issuance of SIR's common shares of beneficial interest as a part of the consideration for the Merger, the effective registration with the Securities and Exchange Commission, or SEC, and approval for listing on the New York Stock Exchange, of such common shares, the approval of the Merger by CCIT's stockholders, the absence of any law, order or injunction prohibiting the consummation of the Merger or the issuance of the SIR Common Shares and the receipt of certain third party consents. Moreover, each party's obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the other party's representations and warranties, subject to customary qualifications, the other party's material compliance with its covenants and agreements contained in the Merger Agreement and the lack of an existence of a material adverse effect with respect to the other party.

         Merger Sub's representations, warranties and covenants under the Purchase Agreement with respect to the healthcare properties are based upon CCIT's representations, warranties and covenants under the Merger Agreement with respect to such properties and the entities owning such properties. Under the Purchase Agreement, we bear the risk of condemnation or casualty of the healthcare properties prior to closing and are entitled to receive any awards or insurance proceeds related thereto. Merger Sub is liable for its breach of representations and warranties in an amount up to 5% of the purchase price. We have no right to terminate the Purchase Agreement without Merger Sub's consent unless SIR materially amends the Merger Agreement or waives any closing conditions therein, in each case, in a manner that is materially adverse to our interests. The parties have the right to specific performance to enforce the terms of the Purchase Agreement. We are responsible to Merger Sub for any damages arising from our failure to perform our obligations under the Purchase Agreement. SIR joined as a party to the Purchase Agreement for the purpose of agreeing with us that (i) in the event that SIR terminates the Merger Agreement because the CCIT stockholders do not approve the Merger and CCIT reimburses SIR's expenses as described in the Merger Agreement, SIR will reimburse us for our expenses up to $2,500,000 (or if our and SIR's aggregate combined expenses are in excess of $20,000,000, SIR will reimburse us for such lesser pro rata share of our expenses); and (ii) in the event that the Merger Agreement is terminated under circumstances where CCIT is required to pay SIR a termination fee as described in the Merger Agreement, SIR will pay us a pro rata share of the net amount of such termination fee (after deduction of our and SIR's aggregate expenses).

         The foregoing summaries of the Purchase Agreement and Merger Agreement do not purport to be complete and are qualified in their entireties by the terms and conditions of the Purchase Agreement and Merger Agreement, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference. Certain of the representations and warranties in the Purchase Agreement and the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Purchase Agreement and the Merger Agreement are not necessarily characterizations of the actual state of facts about us, Merger Sub, SIR, the healthcare properties or the entities owning the healthcare properties at the time they were made or otherwise.

Item 8.01.   Other Information

         On September 2, 2014, we issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.2.

Information Regarding Certain Relationships and Related Transactions

         Reit Management and Research LLC, or RMR, is a privately owned company that provides management services to public and private companies, including us and SIR. One of our Managing Trustees, Mr. Barry Portnoy, is chairman, majority owner and an employee of RMR and a managing trustee of SIR and of Government Properties Income Trust, or GOV, a Maryland real estate investment trust that is SIR's largest shareholder and which entered into a voting and standstill agreement with CCIT and a related party of CCIT in connection with the Merger Agreement. Our other Managing Trustee, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy and an owner, president, chief executive officer and a director of RMR and a managing trustee of both SIR and GOV. Each of our executive officers is also an officer of RMR. One of our Independent Trustees also serves as an independent trustee of each of SIR and GOV, and another of our Independent Trustees also serves as an independent trustee of GOV. Our other Independent Trustees also serve as independent directors or independent trustees of other companies to which RMR or its affiliates provide management services. Mr. Barry Portnoy serves as a managing director or managing trustee of a majority of those companies, and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR serve as officers of those companies.

         For further information about our relationships and transactions with RMR, SIR, GOV and the other entities to which RMR provides management services and other related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2013, or the Annual Report, our definitive proxy statement for our 2014 Annual Meeting of Shareholders, or the Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, or the Quarterly Report, and our other filings with the SEC, including Note 5 to the Consolidated Financial Statements included in the Annual Report, the sections captioned "Business", "Management's Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions" and "Warning Concerning Forward Looking Statements" of the Annual Report, the section captioned "Related Person Transactions and Company Review of Such Transactions" and the information regarding the Company's Trustees and executive officers in the Proxy Statement, Note 10 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the sections captioned "Management's Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions" and "Warning Concerning Forward Looking Statements" of the Quarterly Report. In addition, please see the section captioned "Risk Factors" of the Annual Report for a description of risks that may arise from these transactions and relationships. Our filings with the SEC, including the Annual Report, the Proxy Statement and the Quarterly Report, are available at the SEC's website at www.sec.gov. Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC's website at www.sec.gov.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS "BELIEVE", "EXPECT", "ANTICIPATE", "INTEND", "PLAN", ESTIMATE", OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

  •
  THIS CURRENT REPORT ON FORM 8-K STATES THAT WE HAVE AGREED TO ACQUIRE THE HEALTHCARE PROPERTIES. THE CLOSING OF THIS TRANSACTION IS SUBJECT TO

    CONDITIONS AND CONTINGENCIES, INCLUDING THE CLOSING OF THE MERGER. THE MERGER IS ITSELF SUBJECT TO CONDITIONS AND CONTINGENCIES, INCLUDING APPROVALS BY THE SHAREHOLDERS OF SIR AND STOCKHOLDERS OF CCIT. WE CAN PROVIDE NO ASSURANCE THAT THE CONDITIONS AND CONTINGENCIES TO THE MERGER OR THE OTHER CONDITIONS AND CONTINGENCIES TO OUR ACQUISITION OF THE HEALTHCARE PROPERTIES WILL BE SATISFIED. ACCORDINGLY, WE CAN PROVIDE NO ASSURANCE THAT OUR ACQUISITION OF THE HEALTHCARE PROPERTIES WILL BE CONSUMMATED, THAT IT WILL NOT BE DELAYED OR THAT ITS TERMS WILL NOT CHANGE.

  •
  THIS CURRENT REPORT ON FORM 8-K STATES THAT WE CURRENTLY EXPECT TO ASSUME APPROXIMATELY $30 MILLION OF MORTGAGE DEBT ON TWO OF THE MOBS INCLUDED IN THE HEALTHCARE PROPERTIES AND TO FUND THE BALANCE OF THE PURCHASE PRICE USING CASH ON HAND AND DRAWINGS UNDER OUR UNSECURED REVOLVING BANK CREDIT FACILITY. OUR ASSUMPTION OF THE $30 MILLION OF MORTGAGES WILL REQUIRE THE APPROVAL OF THE MORTGAGEES WHICH MAY NOT BE OBTAINED. ALSO, ALTHOUGH WE CURRENTLY HAVE CASH ON HAND AND THE FULL $750 MILLION AVAILABLE FOR DRAWINGS UNDER OUR UNSECURED REVOLVING BANK CREDIT FACILITY, THE AMOUNTS OF CASH AND AVAILABLE DRAWINGS MAY BE LESS THAN REQUIRED TO CLOSE WHEN OUR PURCHASE OF THE HEALTHCARE PROPERTIES OCCURS. FOR THESE REASONS OR IN OUR DISCRETION, WE MAY FUND THIS ACQUISITION THROUGH DIFFERENT MEANS.

  •
  THIS CURRENT REPORT ON FORM 8-K STATES THAT WE EXPECT TO LONG TERM FINANCE THE ACQUISITION WITH AN APPROPRIATE MIX OF DEBT AND EQUITY CAPITAL. OUR ACTUAL MIX OF DEBT AND EQUITY FINANCING WILL DEPEND ON THE AVAILABILITY AND COST OF SUCH FINANCING, AND THE FINAL MIX OF FINANCING MAY BE DIFFERENT FROM CURRENT EXPECTATIONS.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON ITS WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)
Exhibits.

2.1	Purchase and Sale Agreement and Joint Escrow Instructions, dated as of August 30, 2014, by and between SC Merger Sub LLC, Senior Housing Properties Trust and, to evidence its agreement to be bound by the terms of Section 11.2, Select Income REIT.*
99.1
Agreement and Plan of Merger, dated as of August 30, 2014, by and among Select Income REIT, SC Merger Sub LLC and Cole Corporate Income Trust, Inc. (Incorporated by reference from the Current Report on Form 8-K filed by Select Income REIT and dated August 30, 2014)
99.2	Press Release issued by Senior Housing Properties Trust on September 2, 2014.

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules and exhibits to the SEC upon request.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST
By:	/s/ DAVID J. HEGARTY
	Name:	David J. Hegarty
	Title:	President and Chief Operating Officer

Date: September 2, 2014

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 8.01. Other Information
Information Regarding Certain Relationships and Related Transactions
WARNING CONCERNING FORWARD LOOKING STATEMENTS
  Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES